                                                                 EXHIBIT 10.4
                        ENTERPRISE SERVICES SOLUTION AGREEMENT

     Agreement, dated December 3, 1998 (the "Agreement"), by and between Cisco Systems, Inc., a California corporation ("Cisco"), and Rhythms NetConnections Inc., a Delaware corporation ("Rhythms").

                                      PREAMBLE:

     Rhythms and Cisco have recently announced a long-term working relationship in connection with Rhythms' purchase of significant telecommunications equipment from Cisco and Rhythms' establishment of a new platform for the San Francisco, and adjacent areas in the Bay Area, San Diego, Los Angeles, California, and adjacent areas, Boston, Massachusetts and adjacent areas, and when operational in calendar 1999, Austin, Texas and adjacent areas, Research Triangle Park, and adjacent areas, and other specified United States locations (collectively, the "Market").

     After Rhythms successful demonstration of a pilot DSL program for Cisco telecommuters in the San Diego market, Cisco has chosen Rhythms to be the primary provider of a DSL network to Cisco's Operations/Information Services telecommuters in the Market, and Rhythms is willing to accept such appointment and to provide a DSL network designed to serve each of Cisco's approximately 8,000 current and projected telecommuters on the terms and conditions described herein.

     NOW, THEREFORE, in connection with the premises hereof, and the mutual agreements, covenants, and representations and warranties set forth herein, the parties thereto hereby agree as follows:

     1.     ENTERPRISE SERVICES SOLUTION.

     1.1 ENTERPRISE SERVICES SOLUTION DEFINED. Rhythms Enterprise Services Solution is an end-to-end managed and supported telework program or LAN interconnect service for branch office connectivity, designed for Cisco consisting of the following features: (a) Rhythms' provision of all necessary telework service ordering, installation, billing, reporting, and support; (b) Rhythms' implementation of seamless service functions into Cisco's ordering, installation, billing, reporting and support services; (c) Rhythms' management of Cisco's telework program with 24 x 7, Tier 1 support for both ingress/egress circuits as well as appropriate customer premises equipment ("CPE"); (d) Rhythms' provision of CPE needed for such telework program and related installation, configuration and management of all CPE; (e) Rhythms' ownership and management of all circuits; (f) Rhythms' provision of xDSL (i.e., IDSL 128/144K, ADSL speed range 384Kbps symmetrical to 7Mbps/1Mbps asymmetrical, Fractional T1 at comparable ADSL speeds); (g) Rhythms' provision of DHCP Services in the network; (h) Rhythms will supply Cisco products for respective deployments; (i) Rhythms' provision of (***) dedicated customer service technicians and a dedicated project management resource; and (j) a dedicated Rhythms Account Team, which shall include Account Management, Program Management, and Network

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Engineering team members. This team will be appropriately scaled with ESS volume. The purpose of the Rhythms Enterprise Services Solution is to offer Cisco's remote teleworkers a network experience comparable to that utilized by Cisco's on-site workers who are connected directly to Cisco's existing corporate LAN. The Rhythms Enterprise Services Solution shall be referred to in this Agreement as the "ESS".

     1.2 PRICING. Rhythms shall sell ESS at a data rate of 384 Kilobits symmetrically to Cisco, and Cisco shall purchase ESS as so configured, at the prices set forth in Exhibit A hereto for each access connection (the "ESS Base Prices"). Each individual Cisco teleworker shall receive ESS for a minimum period of 12 months. In addition, Rhythms shall sell DS3 Egress at a data rate of 45 Mbps symmetrically (including related installation) at the prices set forth in Exhibit A hereto. Furthermore, Rhythms shall sell Rhythms' California LAN/National LAN service carrying Cisco's California/ National DSL user's traffic back to Cisco headquarters in San Jose, California or any other Cisco location in the Market with a regional connection to Rhythms at the prices set forth in Exhibit A1 hereto. Rhythms shall provision, if required, based on DSL/DS1 deployment mix, DS1s at a 384 Kilobit speed to such end-user teleworkers at the prices set forth in Exhibit A2 hereto. Rhythms shall also be prepared to provide Cisco with (i) rerouting of Cisco's Internet traffic through Rhythms Internet Service, in each instance upon such terms and conditions and such implementation schedules as may be mutually agreed upon by Rhythms and Cisco during the term of this Agreement. If and upon the occurrence of Rhythms' failure to meet during any calendar month the performance criteria set forth in the Service Level Agreements attached hereto as Exhibit B, the Monthly Recurring Rates that are included in the ESS Base Prices shall be adjusted for such month by Rhythms in the percentage amounts indicated in Exhibit B corresponding to any applicable level of Rhythms' non-performance occurring in any such calendar month. To the extent that any non-performance discounts may be applicable to
the ESS Base Prices,              (***)
            (***)                   the month in which the Rhythms'
non-performance occurred.

     1.3 ESS DEPLOYMENT. The parties mutual objective is to apply best effort in deploying ESS to 100% of the telecommuting population of the Cisco Operations/Information Services nationally, provided that the ESS technology is the most practical and cost effective solution. The parties shall each use their commercially reasonable efforts to refine, implement and fully deploy the ESS to all Cisco teleworkers as promptly as possible. Initially, implementation and deployment of ESS shall commence in the Market and shall serve
          (***)
                       (***)
                (***)           .  In recognition of, and reliance upon, the
parties mutual objectives, Rhythms shall (a) accelerate and expand its installation and support personnel and capacity to provide Cisco with the monthly teleworker activation rates as determined and set forth in Exhibit C hereto (the "ESS Monthly Activation Rates"); and (b) deploy xDSL-based services to support ESS; PROVIDED, HOWEVER, that, in the event that central office reach or central office deployment affects the provisioning of xDSL-based services to
certain end-user teleworkers,     (***)
                                            (***)                      PROVIDED,


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

FURTHER, HOWEVER, that the      (***)       shall not exceed  (***)        to
   (***)      of the cumulative deployment to date.  Cisco and Rhythms shall
hold operational-level meetings       (***)      and executive-level meetings
  (***)         to review the status of ESS until successful deployment of ESS is completed in accordance with the parties objectives.

     2. INSTALLATION. If Cisco requests Rhythms to deploy any new product for use in connection with ESS service (a "New Product"), Rhythms shall not be
required to commence any such deployment until the       (***)     after either
(a) Cisco's     (***)                                    (***)          or (b)
Rhythms      (***)                                          (***)
          (***)           .

     Rhythms will need to install certain equipment and software, that is compliant with Cisco corporate Information Technology standards, into the computer system of Cisco and/or each Cisco teleworker to connect Cisco and/or each Cisco teleworker to the Rhythms Network. Rhythms will supply all standard components to connect Cisco and/or each Cisco teleworker to the Rhythms Network (all of which components will remain the sole and exclusive property of Rhythms)
and             (***)
         (***)                     .  Cisco agrees that Cisco and its
teleworkers will (a) not abuse or otherwise damage the components while they are in their possession, (b) operate the equipment according to manufacturer specifications, and (c) return the components in good condition (except for deterioration from normal usage) to Rhythms upon the termination of this Agreement and/or such teleworkers' access to ESS.

     In connection with the installation, testing or subsequent service relating to your connection with ESS, it will be necessary for Rhythms personnel or its authorized representatives (collectively, "Rhythms Installers") to insert certain software in each computer and possibly reconfigure some aspects of such computer system to accommodate ESS, that is compliant with Cisco corporate Information Technology standards. It is possible that such activities might inadvertently result in the loss of certain programming on that computer system that could be important, and Cisco hereby agrees that it is its responsibility to make appropriate arrangements to prepare diskettes of all such important information prior to the installation, testing or service of ESS. Cisco, on behalf of Cisco and each of its teleworkers, hereby agrees that neither Rhythms nor the Rhythms Installers will be responsible in any manner for any loss of, or damage to, any information or programming on any such computer system or any breach or violation of any manufacturer's or other warranty relating to such computer or any elements included in such computer system which may occur as a result of any installation, testing or later service conducted by Rhythms or the Rhythms Installers as requested with respect to Rhythms components or other equipment or programming. Rhythms agrees to provide at the conclusion of the installation an "Introductory Package", of which contents are referenced in Appendix A hereto, relative to the ESS service.

     3. USE OF SERVICES; RIGHTS TO RESTRICT, INTERRUPT OR END SERVICE OR THIS AGREEMENT. Rhythms is providing products and services solely for the internal business use of Cisco as an end user, and Cisco shall be solely responsible for the content of any transmissions




(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

over the Rhythms Network from its premises location or any location of any Cisco teleworker. Cisco shall, and shall cause such of its teleworkers to, use Rhythms' services in a manner that conforms with the terms of this Agreement, and Cisco and its teleworkers shall not (a) attempt to gain unauthorized access to any other system or network, or (b) interfere or disrupt other End Users, Network Operations or Network equipment of Rhythms or any of its affiliates. Cisco and its teleworkers shall also not (1) propagate computer viruses or other harmful code or data or (2) impersonate any person using forged headers or other identifying information (provided, however, that the use of anonymous re-mailers and nicknames is allowed). Cisco hereby warrants that Cisco and each of its teleworkers will not infringe the copyright, trademark, or other intellectual property rights of any other person or entity through the use of the Rhythms Network or services, and that Cisco shall not, and shall cause each of its teleworkers not to, use the Rhythms Network or services to defame, cause an invasion of privacy or otherwise violate the rights of any person or entity, or violate any local, state, federal, or international statute, regulation or treaty. The transfer of certain technical data and software across national boundaries (including the electronic transmission thereof) is regulated by the federal government. Cisco shall not, directly or indirectly, export or re-export (including by electronic transmission) any regulated technical data or software without first obtaining any required export license or governmental approval and otherwise complying with all governmental rules and regulations applicable to that activity. If any conduct described in this first paragraph of Section 3 shall occur, Rhythms shall promptly notify Cisco of such offending conduct and, if Cisco shall have failed to cause such offending conduct to cease in a manner calculated to avoid any repetition to the reasonable satisfaction of Rhythms, Rhythms shall have the right, in addition to other available remedies, to suspend and interrupt ESS service to the teleworker(s) or location(s) that Rhythms shall have identified are responsible for such offending conduct.

     To maintain or improve Rhythms service or the Rhythms Network, to prevent fraud or for other business reasons, Rhythms can restrict, interrupt or modify
the ESS service,    (***)                   (***)                but, with
respect to each interruption, restriction or modification, Rhythms will promptly seek to resolve any situation or condition that has caused an interruption in service to the extent that the fault involves the Rhythms Network or its equipment. Rhythms can restrict or end ESS service to Cisco and/or any Cisco teleworkers, if Cisco: (a) carries past due balances; (b) incurs charges larger than any required deposit;(c) makes a false statement to Rhythms or otherwise is in violation of any material term of this Agreement; (d) interferes with Rhythms' customer service or any other business operations; (e) becomes insolvent or goes bankrupt; or (f) breaches any part of this Agreement, provided however, that no restriction for interruption of ESS shall occur if Cisco
effects a cure of any such condition within   (***)   after receipt of notice
from Rhythms concerning such condition. Rhythms also reserves the right to serve notice if (i) Rhythms believes that its service is being misused or used by anyone for unlawful activity, or (ii) the use of Rhythms service in any premises of Cisco or any Cisco teleworker adversely affects Rhythms service to other Rhythms' customers. All products and services of Rhythms shall be provided subject to Rhythms' business polices, practices and procedures, which Rhythms' reserves the right to change at any time and from time to time in its sole discretion.

     4. MUTUAL WAIVERS AND LIMITATIONS OF LIABILITY. Rhythms' maximum liability to Cisco under any theory (including but not limited to fraud, misrepresentation, breach of contract,

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

personal injury, negligence, or products liability) is limited to a refund or rebate of charges paid or owed to Rhythms by Cisco. The maximum liability of Cisco to Rhythms under any theory (including but not limited to fraud, misrepresentation, breach of contract, personal injury, negligence, or products liability) is limited to charges Cisco owes to Rhythms, any actual damages Cisco causes to Rhythms business or property, and any damages collected from Rhythms by a third party arising out of Cisco's or Cisco's teleworker's use of Rhythms products or services. Neither Cisco nor Rhythms shall be entitled under this Agreement to recover (a) punitive damages; (b) treble, consequential, indirect or special damages (including lost profits, or (c) attorney's fees. Rhythms and Cisco agree not to make, and to waive to the fullest extent allowed by law, any claim for damages other than direct, compensatory damages as limited above. Rhythms and Cisco also agree not to make, and to waive to the fullest extent allowed by law, any claims for equitable relief, other than to protect any patents, copyrights, trademarks, or other trade secrets, or Proprietary Information, or to prevent abusive, fraudulent or illegal use of Rhythms' products or service. Cisco agrees to indemnify Rhythms for any claims by third parties against Rhythms arising out of the use of Rhythms' products or services by Cisco or any Cisco teleworker. Rhythms shall not be liable to Cisco for interrupted service or problems caused by or contributed to (i) by Cisco; (ii) by any third party; (iii) by, atmospheric conditions or other things Rhythms does not control; or (iv) by any act of God or natural disaster. Rhythms shall not be liable for any claim by or against Cisco arising out of or related to (i) alteration, theft or destruction of Cisco's computer programs, information, data files, procedures or other property, (ii) any losses or damages Cisco may suffer in connection with the use or inability to use Rhythms products or services, or
(iii) any data, materials or other information transmitted or received by or to Cisco or Cisco's intended recipient that are lost or improperly intercepted via the Internet.

     5. BILLING AND PAYMENT. Rhythms shall prepare and deliver to Cisco monthly invoices which shall include applicable monthly connectivity charges and Cisco's usage charges (if any) for the previous period (as well as any applicable taxes, surcharges, assessments and fees and charges charged by any federal, state, or local government, agency or authority). Cisco shall remit full payment to Rhythms for each such invoice within (***) after Cisco's receipt of such invoice. If, however, Cisco believes in good faith that any such invoice is incorrect, Cisco shall (a) timely remit payment of all undisputed portions of any such invoice, and (b) concurrently object in writing to the disputed portion or portions of the invoice and set forth with particularity each basis upon which Cisco believes the invoice to be inaccurate. If payment of any invoice by Cisco occurs after the stated payment date, Cisco shall pay a further amount to Rhythms equal to (***) per month ( (***) annually) on balances that remain unpaid (or, if such rate exceeds the maximum interest rate then allowed under applicable law, then such monthly interest rate shall be the maximum interest rate then allowed under applicable law). If the parties are
unable to resolve any such disputed invoice within    (***)       after the date
payment of the invoice was initially due to Rhythms, such disputed amount shall be submitted to binding arbitration as provided in Section 10.9 of this Agreement. Cisco's payment of any invoice shall not affect Cisco's rights to receive any adjustment to the ESS Base Prices that may be due to Cisco pursuant to Section 1.2 hereof or under the provisions of Article 7 hereof.



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

               Invoices shall be sent to the following address:

               Cisco Systems, Inc.
               IS Billing Department
               P.O. Box 641570
               San Jose, CA 95164-1570

     6.     CONFIDENTIAL INFORMATION.

     6.1 "PROPRIETARY INFORMATION" DEFINED. As used herein, the term "Proprietary Information" shall mean information that was or will be developed, created or discovered by or on behalf of a specific person, or which becomes or will become known by, or was/is conveyed by a specified person to another person with an expectation of nondisclosure. "Proprietary Information" includes, but is not limited to, trade secrets, computer programs, ideas, techniques, inventions (whether patentable or not), business and product development plans, customers and other information concerning a specified person's actual or anticipated business, research or development, and/or personnel information, or which is received in confidence by or for a specified reason from any other person.

     6.2 NON DISCLOSURE. Each party hereto recognizes and acknowledges that the other party hereto possesses Proprietary Information which is important to its business and that this Agreement creates a relationship of trust and confidence between Rhythms and Cisco with regard to Proprietary Information. At all times, both during the term of this Agreement and after its termination, each party hereto (including its personnel and/or subcontractors) shall (a) keep in confidence and trust and not use or disclose any Proprietary Information of the other party without the prior written consent of the party who is the rightful owner of such Proprietary Information, and (b) take reasonable protective measures to ensure such non disclosure (which measures shall be at least the same as measures it normally takes to protect it's own Proprietary Information); PROVIDED, HOWEVER, that such Proprietary Information may be used by such party in the ordinary course of performing the services and complying with its obligations under this Agreement. Each party shall require its personnel and/or its subcontractor(s) to execute a Non-Disclosure Agreement containing the same requirements and conditions as set forth in this Section 6.2.

     6.3    EXCEPTIONS TO NON-DISCLOSURE.  Notwithstanding the provisions of
Section 6.2 hereof, neither Rhythms nor Cisco shall be limited in its use or disclosure of any Proprietary Information that Rhythms or Cisco can demonstrate:
(a) is or has become readily publicly available without restriction through no fault of Rhythms (or its employees or agents) or Cisco (or its employees or agents), respectively; (b) is received without restriction from a third party lawfully in possession of such Information and such third party was under no obligation or duty not to disclose such Information; (c) was rightfully in possession of Rhythms or Cisco (as the case may be) without restriction prior to its disclosure by Cisco or Rhythms, respectively; (d) was independently developed by employees or consultants of Rhythms or Cisco (as the case may be) without access to Proprietary Information; or (e) is required to be disclosed by applicable law or in connection with any legal, administrative, judicial or governmental proceeding, hearing or process (in which event, the disclosing party shall promptly notify the other of such proposed disclosure).

     Rhythms and Cisco represents and warrants to the other party hereto that
(a) performance of the terms of this Agreement will not breach any agreement to keep in confidence Proprietary

Information acquired by Rhythms or Cisco, respectively, in confidence or in trust prior to the execution of this Agreement, and (b) Rhythms and Cisco, respectively, has not entered into (and Rhythms and Cisco, respectively, agrees not to enter into) any agreement or commitment, either written or oral, that conflicts or might conflict with its confidentiality obligations under this Agreement.

     6.4 EQUITABLE RELIEF. The parties each acknowledge and agree that it would be extremely difficult to measure the amount of damages arising from a breach or threatened breach of any covenant contained in this Article 6, and that monetary damages would be an inadequate remedy for the irrevocable harm that would likely result from any such breach or threatened breach.
Accordingly, in such an event, the non-breaching party shall be entitled to temporary and permanent injunctive relief (including specific performance, an injunction and/or a temporary restraining order) in addition to other rights and remedies (including, without damages, monetary damages provided by law).

     7.  FAVORED CUSTOMER PRICING. Rhythms represents and warrants to Cisco
that throughout the term of this Agreement, the           (***)  for services
                                             (***) services under
                  (***)               .  In the event that, while this
Agreement is in effect, Rhythms                 (***)
                     (***) then Cisco may
(***)     .  If Cisco believes in good faith that Rhythms may be (***) the
terms of this Article 7, Cisco may,     (***)
(***)                   upon (***) advanced written notice to Rhythms and
subject to the provisions of Article 6 hereof,    (***)  and (***) .  In the
event such           (***)                                       has
occurred, Rhythms (***) and the (***) shall be used   (***)            shall
be calculated as of the date beginning when  (***)   is determined to have
first occurred,    (***) will be applied in (***).  Each of the parties hereto
agrees that any  periodic or temporary    (***)           (***)
(***)   shall be deemed to be excluded from the operation of this Article 7.

     8. INSURANCE. During the term of this Agreement, Rhythms at its sole cost shall carry insurance with an "A" rated company, including but not limited to, Comprehensive General Liability, Workers Compensation Insurance and Automobile Liability Insurance. Rhythms will provide Cisco with a Certificate of insurance stating that the foregoing policies are in full force and effect within thirty (30) days after the effective date of this Agreement.

     9.     TERM; TERMINATION.

     9.1 TERM. This Agreement shall be for a one (1) year period, with an option to renew the second year and third year. Cisco shall provide a minimum
(30) thirty day notice of its intent to exercise this option. This contract will continue on a month-to-month

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

basis, pursuant to the terms and conditions herein, until such time that notice is received with the intent to extend or terminate this agreement.

     9.2    TERMINATION.

                   (a)   BY CISCO.  Subsequent to             (***)      of this
agreement, Cisco shall have the right to terminate this agreement   (***)
to Rhythms.  Any termination cost shall be in accordance with this article 9.2.

     If Rhythms shall fail to meet the ESS Monthly Activation Rate for any full calendar month, Cisco shall be entitled to issue a written notice (the "Default Notice") to Rhythms reporting such non-performance that occurred during the calendar month immediately prior to the issuance of the Default Notice. Upon receipt of the Default Notice, if Rhythms shall thereafter fail to satisfy the ESS Monthly Activation Rate in the next subsequent full calendar month, Cisco shall have the right to terminate this Agreement upon thirty (30) days notice to Rhythms. In the event that an installed ESS teleworker terminates from ESS in
the first twelve months of receiving service, Rhythms will be reimbursed   (***)
for that teleworker. Not withstanding the foregoing; (a) Rhythms shall be not deemed to have failed to meet the activation rate for any month if such failure was as a result of Cisco's lack of demand for ESS activation's during such month, (b) Rhythms shall be not deemed to have failed to meet the activation rate for any month if such failure was as a result of Cisco's providing teleworkers outside the deployment schedule, timeline for Central Office deployment and project plan.

                   (b)   BY RHYTHMS.  Rhythms shall have the right to terminate
this Agreement, upon        (***)    notice to Cisco, if Cisco shall have failed
to promptly satisfy its obligations under this Agreement.

                   (c)   BY EITHER PARTY.  Either party may terminate this
Agreement upon         (***)    written notice to the other in the event that
the other party becomes bankrupt or insolvent, or makes an assignment for
benefit of creditors, if such proceedings are not dismissed within     (***)
after commencement.

                   (d) TERMINATION DAMAGES. In addition to the other remedies provided herein, each party shall be responsible for all damages, including attorneys' fees and costs, caused by reason of such defaults by the defaulting party.

     9.3 RIGHT UPON TERMINATION. Upon the expiration or earlier termination of this Agreement, each party shall return to the other within thirty (30) days following such expiration or termination all papers, materials, and properties of the other, including all Proprietary Information.

     9.4 NO DAMAGE FOR TERMINATION. Neither party shall have the right to recover damages or indemnification of any nature (whether by way of lost profits, expenditures for promotion, payment for goodwill or payments otherwise made in connection with the business


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

contemplated by this Agreement) solely as a result of the expiration or permitted or lawful termination of this Agreement.

     9.5 SURVIVAL. The termination or expiration of this Agreement shall not affect the provisions of Articles 3, 4, 6, 9 and 10 of this Agreement, each of which shall survive any such termination or expiration and continue in full force and effect thereafter.

     10.    MISCELLANEOUS.

     10.1 SUCCESSORS AND ASSIGNS. This Agreement shall not be assigned by Rhythms or Cisco without the prior written approval of Cisco or Rhythms, respectively, which consent shall not be unreasonably withheld; PROVIDED, however, that either party may assign this Agreement to any successor to at least a majority of its respective business or assets. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     10.2 BUSINESS UPTURN, DOWNTURN, AND TECHNOLOGY CHANGE. If, due to a business upturn, corporate growth or acquisition by Cisco of a new affiliated company that significantly affects the provisioning of the Service to Cisco and/or the overall needs of Cisco for the Service, Cisco will be able to incur sufficient charges to substantially reduce Rhythms's or any Carrier's costs of providing Service to Cisco, Rhythms and Cisco will cooperate in determining any appropriate modifications to this Agreement and applicable Carrier agreements. Such mutually agreeable modifications may include, without limitation, changes to the minimum requirements, the Initial Term, applicable rates and charges, price plan tiers, and or/other provisions.

     If a business downturn, corporate downsizing or divestiture of Cisco or an affiliated company significantly affects the provisioning of the Service to Cisco and/or the overall needs of Cisco for the Service such that Cisco will be unable, notwithstanding its reasonable efforts, to satisfy one or more applicable minimum commitments, Rhythms, and Cisco will jointly determine appropriate modifications to such commitments and other provisions of this Agreement so that Cisco is able to satisfy the affected commitments. Such modifications may include, without limitation, changes to the affected commitments, the initial term, applicable rates and charges, and/or other provisions. If the parties are unable to agree upon appropriate modifications to achieve the goals of this Section, the matter will be resolved pursuant to
Section 10.9 (Arbitration).

     If Cisco is unable, notwithstanding all reasonable efforts, to meet one or more of the minimum commitments as a result of significant changes in Cisco's use of telecommunications technology, Rhythms, any affected Carrier, and Cisco will jointly determine appropriate modifications to the affected commitments and other provisions of this Agreement so that Cisco is able to satisfy the affected commitments. Such mutually agreeable modifications may include, without limitation, changes to the affected commitments, the initial term, applicable rates and charges, and/or other provisions. If the parties are unable to agree upon appropriate modifications to achieve the goals of this Section, the matter will be resolved pursuant to Section 10.9 (Arbitration).

     10.3 TECHNOLOGY OPTIMIZATION. As reasonably requested by Cisco, but no more than semi annually during the Initial Term and all extensions thereof,
Rhythms shall, at     (***)               (***)         review the mix and
configuration of the Service based on Cisco's expected needs during the succeeding twelve (12) months and consider Cisco's need for additional services, service upgrades and all changes thereto so as to optimize the efficiency and cost-effectiveness of Cisco's use of the Service. Based on each such review, Rhythms shall make written recommendations to Cisco that Rhythms believes will improve the efficiency and cost-effectiveness of the Service, including bringing to Cisco's attention any existing or planned promotional offerings of Rhythms or other Carriers, service upgrades, or additional services that are applicable to Cisco's use of the Service and that Rhythms believes may be of value to Cisco. Rhythms shall also offer advice concerning the Service, and its configuration where Rhythms believes that they do not appear to be the most technically or economically appropriate for addressing a known business communications need.

     10.4   NEW TECHNOLOGIES

            10.4.1 Rhythms acknowledges Cisco's substantial interest in state-of-the-art technologies that offer improved performance and more efficient and cost-effective ways to meet Cisco's communications and related requirements. Rhythms desires to offer to Cisco such advanced technologies, whether in the form of Service or equipment upgrades or new Services (collectively, "New Technologies") and to keep Cisco apprised of improvements to existing technologies and of the expected and actual availability and implementation of New Technologies by Rhythms and other Carriers.

            10.4.2 Rhythms shall offer Cisco opportunities to participate in Beta test programs for New Technologies and services and, where mutually agreeable, shall reasonably cooperate in the testing and deployment of new or enhanced functions, technologies or applications, including those conceived or developed by Cisco and/or third parties working with Cisco.

            10.4.3 Rhythms shall inform Cisco of Rhythms's and any Carrier's plans for, or the existence of, any New Technologies offered by Rhythms (or by a third party but available through Rhythms) that Rhythms believes Cisco might wish to consider procuring. Upon Cisco's request, Rhythms shall provide (when available ) the price, performance specifications, installation intervals, and/or effects of any Rhythms New Technologies on Services then being purchased by Cisco under this Agreement.

            10.4.4 Upon Rhythms's and Cisco's agreement that a potential New Technology will be provided to Cisco or to certain End Users under this Agreement, either in addition to, or in place of, existing Services or technologies, such New Technology shall be considered part of the Service for all purposes under this Agreement.

            10.4.5 Where         (***)   requests a (***)              that
     (***) is either (***) to provide to (***), Cisco may, at its sole option
and upon reasonable written notice to Rhythms,       (***) some or all of

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

       (***) that is (***) to provide the (***).  In such event, Cisco may
(***) in whole or in part (***)    or other (***) except for (***) provided
prior to (***).  Cisco shall also receive           (***) of all (***)
attributable to the (***) that are (***). Rhythms and Cisco shall also
mutually agree to   (***)   all minimum commitments and discount tiers
  (***)      .  If the parties are unable to reach mutual agreement within
thirty (30) days of Cisco's          (***)   the matter will be resolved
through arbitration under Section 10.9 of this Agreement.

            10.4.6 Where (***) requests a (***) that (***) is (***) to provide to (***) . Cisco may, at its sole option and upon reasonable written notice to Rhythms, propose to (***) some or all of its (***) Rhythms shall
(***)  for such   (***). Upon (***) to (***) Cisco's and the relevant End
User's obligations with respect to Services and technologies
(***) without any  (***).  Cisco shall  also receive    (***)       attributed
to   (***)  by the (***).

            10.4.7 Before agreeing to purchase any New Technology from Rhythms, the parties shall negotiate the terms to govern provision of the New Technology according to the following procedures:

                   (a) Rhythms and Cisco shall negotiate in good faith to develop mutually agreeable rates, specifications, and other terms and
conditions for the New Technology. If the parties are (***)           for the
              (***) within (***) of the commencement of such negotiations
                    (***) needs so require), (***) (through
      (***) process or otherwise, (***) to provide the New Technology.

                   (b) After           (***)   from (***) to provide a
            (***)  shall have (***) for such service         (***) respects
the performance specifications risk parameters, and other terms and
conditions           (***)          and that were      (***) At Rhythms's
request after Cisco determines that Rhythms   (***) the performance
specifications, risk parameters or other terms and conditions
                       (***)     an officer of Cisco shall certify in writing
to Rhythms that the          (***)     Cisco shall not be required to reveal
the confidential or proprietary information (***)           (***) this
Subsection, but shall apprise Rhythms     (***) e.g., by indicating in
(***) the degree to which (***) from the                  (***) PROVIDED,
that if Rhythms agrees to  (***)    then Cisco may not subsequently claim
that it  (***)           Rhythms shall have a (***)  in connection with each
New Technology to (***)                    (***)       and (when applicable)
   (***)    in all material respects other aspects of (***)
Rhythms shall not have (***)

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

as provided in this Subsection      (***)      (i) demonstrates    (***)
and the ability                     (***)              during the negotiations
preceding    (***)     and (ii) submitted a reasonably     (***)  in response
to (***).

                   (c)   If Rhythms is not       (***)
pursuant to Subsection (a) or (b), Cisco may, at its sole option,      (***)
(***)          .  If Cisco purchases the New Technology (***) shall be (***)
to the degree that the     (***)   .

            10.4.8 Rhythms represents that all       (***) under this
Agreement have              (***) by this Section.

     10.5 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the choice of law principles thereunder.

     10.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.7 HEADINGS. The titles, subtitles and other headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.8 NOTICES. Unless otherwise provided, any notice, request, demand, instruction, document or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon its receipt addressed to the party to be notified at the address or number indicated for such party below, or at such other address or number as such party may designate by advanced written notification to the other party delivered as provided in this Section 10.5. All notices, requests, demands, instructions, documents and other communications shall be deemed duly given upon the earliest of (i) hand delivery; (ii) the first business day after sending by reputable overnight delivery service for next-day delivery; (iii) the third business day after sending by first class United States mail, postage prepaid; (iv) the time of successful facsimile or e-mail transmission as evidenced by a confirmation of successful transmission (or in the event that the time of receipt of the fax or e-mail in the city where the fax or e-mail is received is not during regular business hours on a business day, then at the customary hour for the opening of business on the next business day); or (v) the date actually received by the other party. The current addresses and numbers of the parties hereto are as follows:


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            Rhythms NetConnections Inc.
            7337 S. Revere Parkway, Suite 100
            Englewood, Colorado
            Tel.  No.: 303-476-4200
            Fax.  No.: 303-476-4201
            E-Mail:  fsmith@rhythms.net
            Attention: Mr. Frederick Smith

            Cisco Systems, Inc.
            170 West Tasman Drive
            San Jose, California 95134
            Tel.  No.: 408-527-2852
            Fax.  No: 408-526-4841
            E-Mail: mirodrig@cisco.com
            Attention:  Michael A. Rodrigues

     10.7 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended, either in whole or in part, only with the written consent of each of the parties hereto. Notwithstanding any course of conduct or dealing by the parties during the course of this Agreement, no waiver (either generally or in a particular instance and either retroactively or prospectively) shall be deemed to have been made by either party hereto unless expressed in writing and signed by the waiving party. The failure of either party to insist in any one or more instances upon strict performance of any of the terms or provisions of this Agreement, or to exercise any election herein contained, shall not be construed as a waiver of any prior or subsequent rights or remedies hereunder or at law. All remedies afforded in this Agreement shall be taken and construed as in addition to every other remedy available at law or in equity.

     10.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be appropriately limited in its scope and application to make it enforceable or, if any such limitations is not possible, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     10.10 DISPUTE RESOLUTION. All claims arising out of this Agreement shall be resolved in accordance with the then prevailing rules of the American Arbitration Association. Any arbitration hereunder shall be conducted in the City of San Jose, State of California, and the arbitrator's decision and award shall be final and binding and may be entered and enforced in any court of competent jurisdiction. Any arbitration under this Agreement shall be heard before a panel of three arbitrators, one selected by each party and the third (who shall preside) selected by the first two. The arbitrators shall adhere to the terms of this Agreement and applicable legal and regulatory requirements and limitations in evaluating the merits of the dispute and determining the appropriate remedy (which shall not include injunctive relief). The arbitrators shall deliver a written opinion setting forth findings of fact and the rationale for their decision. Rhythms and Cisco hereby submit to personal jurisdiction in San Jose, California solely for the purposes of conducting any arbitration under this Agreement and hereby waive all objections to the venue described herein solely for purposes of any arbitration under this Agreement.

     10.11 RELATIONSHIP OF PARTIES. In fulfilling its obligations under this Agreement, each party shall be acting as an independent contractor. This Agreement does not make either party the employee, agent, or legal representative of the other. Nothing stated in this Agreement shall be construed as constituting Cisco and Rhythms as partners or joint venture, or creating any other type of relationship such as principal and agent, master and servant, etc.

     10.12 PUBLICITY. From and after the execution of this Agreement, Rhythms and Cisco shall be entitled to engage in the activities and utilize the informational programs described in Exhibit D hereto. Except as contemplated herein or to the extent its legal, investment or financial advisors recommend disclosure to comply with legal or financial obligations of any such party or to fully and accurately inform its existing shareholders or note holders and/or any prospective investors, neither party shall disclose the existence or the terms and conditions of this Agreement to third parties (other than subcontractors and/or consultants) without the prior written consent of the other party unless disclosure is compelled by operation of law or by an instrumentality of the government (including, but not limited to, any court, tribunal or administrative agency) or as necessary to enforce its rights hereunder.

     10.13 ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto, each of which are incorporated herein and made a part of this Agreement by this reference) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   RHYTHMS NETCONNECTIONS INC.

                                   By:  /s/Frederick H. Smith         12/9/98
                                      ---------------------------------------
                                        Frederick H. Smith            Date
                                        Vice President
                                        National Sales

                                   CISCO SYSTEMS, INC.

                                   By:  /s/Michael A. Rodrigues       12/3/98
                                      ---------------------------------------
                                        Michael A. Rodrigues          Date
                                        Commodity Manager
                                        Corporate Supply Management

                             Enterprise Service Solution
                                    Custom Pricing

PART 1:  Monthly Recurring Rates for ACCESS CONNECTION,  (***)


YEAR 1           Committed
                Client Level

FROM                 TO                                               (***)
                                                                      (***)


YEAR 2           Committed
                Client Level

FROM                 TO                                               (***)
                                                                      (***)


YEAR 3           Committed
                Client Level

FROM                 TO                                               (***)
                                                                      (***)



(***) Installation per ACCESS CONNECTION:                             (***)

Part 2: DS3 EGRESS PRICING

Monthly Reacurring Rate per egress connection, (***)                  (***)

Part 3: HUBLETT

                 (***)
                 (***)
                 (***)


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

U S LAN/CA LAN PRICING                                                EXHIBIT A1

PRICING
Each site with the capability of sending traffic over the WAN will be charged for the service based on the speed of that site's access into the Rhythms network. The WAN charges are in addition to the amount the customer will pay for their Enterprise Teleworker and LAN Interconnect solutions. The pricing for each WAN connected capable site is as follows:

            -----------------------------------------------------------
              NETWORK CONNECTION                       WAN PRICE
            -----------------------------------------------------------
              384k DSL                                 (***)
            -----------------------------------------------------------
              512k DSL                                 (***)
            -----------------------------------------------------------
              768k DSL                                 (***)
            -----------------------------------------------------------
              IM DSL                                   (***)
            -----------------------------------------------------------

EXAMPLE 1 - ENTERPRISE TELEWORKER SOLUTION WITH WAN CAPABILITY


                                      [DIAGRAM]


    -------------------------------------------------------------------------------------------------------------
                                                ENTERPRISE TELEWORKER       WAN MONTHLY        TOTAL MONTHLY
     LOCATION         NETWORK CONNECTION        MONTHLY PRICE               PRICE              PRICE
    -------------------------------------------------------------------------------------------------------------
     A                384k DSL                 (***)                       (***)              (***)
    -------------------------------------------------------------------------------------------------------------
     B                512k DSL                 (***)                       (***)              (***)
    -------------------------------------------------------------------------------------------------------------
     C                384k DSL                 (***)                       (***)              (***)
    -------------------------------------------------------------------------------------------------------------
     D                1.544M DS1 (Egress)      (***)                       (***)              (***)
    -------------------------------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------
                                         total (***)                       (***)              (***)
                    ---------------------------------------------------------------------------------------------


In this example, a customer is using Rhythms Enterprise Teleworker solution to connect remote workers in San Diego (locations A and B) and San Francisco (location C) to the San Francisco headquarters (location D). The remote locations communicate only with the headquarters site; traffic does not flow directly from remote location to remote location (e.g., location B to location
C). For this customer, only locations A, B, and D send traffic over the WAN and will be charged the additional WAN pricing as shown in the table above.
Location C does not incur additional WAN charges because its traffic is solely local in nature.


PRICE COMPARISON VS.  FRAME RELAY
THE PRICING FOR OUR SAN DIEGO - SAN FRANCISCO WAN CAPABILITY IS A GREAT DEAL! RHYTHMS' PRICE FOR A 384K CONNECTION TO THE WAN IS ONLY (***) PER MONTH - (***) FOR EITHER LAN INTERCONNECT OR ENTERPRISE TELEWORKER AND (***) FOR WAN ACCESS - INCLUDING CPE, NETWORK ACCESS, AND MANAGED SERVICES. TO ACCOMPLISH THE SAME
CAPABILITY USING FRAME RELAY WOULD COST A CUSTOMER APPROXIMATELY   (***)   PER
MONTH.


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


August 3, 1998
Page 1 of 1    Proprietary & Confidential                        [LOGO]
                            Rhythms NetConnections, Inc.

DS1 PRICING                                                           EXHIBIT A2

PRICING
Cisco remote access group, may elect due to distance or Central Office location, to receive DSI as an alternative. The table below provides pricing based on the utilization of DSI in the telecommuter population.


        -------------------------------------------------------------------------
                                         DS1 @ 384K PRICE       DSI@ 384K PRICE
         PERCENTAGE (DSL/DS1)            (MONTHLY)              (INSTALL)
        -------------------------------------------------------------------------
         90/10 - 10% DS1                 (***)                  (***)
        -------------------------------------------------------------------------
         75/25 - 25% DS1                 (***)                  (***)
        -------------------------------------------------------------------------
         Greater than 25% DS1            (***)                  (***)
        -------------------------------------------------------------------------










(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


August 3, 1998
Page 1 of 1    Proprietary & Confidential                        [LOGO]
                            Rhythms NetConnections, Inc.

Exhibit B

--------------------------------------------------------------------------------
                           RHYTHMS Service Level Agreements
--------------------------------------------------------------------------------

  NETWORK AVAILABILITY
  RHYTHMS is committed to providing a reliable network for its customers. With that goal, RHYTHMS's target for Network Availability is (***) per month. RHYTHMS's Regional Network Availability is defined as:

               1 - Total minutes of connection downtime in given month
                   ---------------------------------------------------
                                # of minutes in month

  Regional Network Availability is measured on every interface to RHYTHMS's Regional Network (see Figure 1).



                                      [DIAGRAM]



                        FIGURE 1: BOUNDARIES FOR AVAILABILITY

  The availability target does not account for non-redundant Customer Connections, natural disasters, scheduled outages on RHYTHMS's Network, scheduled or unscheduled outages on the customer network, or end user equipment outages. Network downtime is calculated commencing with the date and time on which the customer opens the trouble ticket and ending upon confirmation from RHYTHMS that the network is restored.

  If RHYTHMS does not meet *** Regional Network Availability per the above definition, RHYTHMS will credit the customer for each affected Client or Customer Connection according to the following table:

            ------------------------- ---------------------------------
             if availability is in     service credit per affected
             the range                 Client/Customer
                                       Connection per month is
            ----------------------------------------------------------
             (***)                     (***)
            ----------------------------------------------------------
             (***)                     (***)
            ----------------------------------------------------------
             (***)                     (***)
            ----------------------------------------------------------

  RHYTHMS will supply    ***   for Regional Network Availability.


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential                            Page 1

Exhibit B


NETWORK DELAY
RHYTHMS is committed to providing a fast network for its customers. RHYTHMS supports (***) for the time to transmit a (***) message from the DSL modem interface up to, but not including, the customer egress and back. This measurement does not include Client Connection serialization time (see
Figure 2).



                                      [DIAGRAM]


                            FIGURE 2: BOUNDARIES FOR DELAY

RHYTHMS defines round trip message delay as the sum of the following:
 - time from when the last bit of the outgoing message arrives at the DSL modem until when the last bit of the message arrives at the customer egress
 - time from when the last bit of the incoming message leaves the customer egress until when the last bit of the message leaves the DSL modem

If RHYTHMS does not meet the delay objective, RHYTHMS will credit the customer according to the following table:

            ---------------------------------------------------------
             if delay objective is    service credit per affected
             not met during           Client/Customer Connection
                                      per month is
            ---------------------------------------------------------
             (***)                    (***)
            ---------------------------------------------------------
             (***)                    (***)
            ---------------------------------------------------------
             (***)                    (***)
            ---------------------------------------------------------
             (***)                    (***)
            ---------------------------------------------------------
             (***)                    (***)
            ---------------------------------------------------------

RHYTHMS will provide    (****)     for Regional Network Delay.





(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.




Confidential                            Page 2

Exhibit B


THROUGHPUT
RHYTHMS is committed to minimizing network congestion for its customers. RHYTHMS's target for the customer to achieve the speed of their contracted
access through the RHYTHMS's Regional Network is   (***)   (see Figure 3).

Throughput is defined as the ability of the network to transmit traffic at the contracted access speed.



                                      [DIAGRAM]


                         FIGURE 3: BOUNDARIES FOR THROUGHPUT

If RHYTHMS does not meet the throughput target, RHYTHMS will credit the customer according to the following table:

            --------------------------------------------------------------
            if delivery objective is not    service credit per affected
            met during                      Client/Customer
                                            Connection per month is
            --------------------------------------------------------------
            (***)                           (***)
            --------------------------------------------------------------
            (***)                           (***)
            --------------------------------------------------------------
            (***)                           (***)
            --------------------------------------------------------------
            (***)                           (***)
            --------------------------------------------------------------
            (***)                           (***)
            --------------------------------------------------------------


RHYTHMS will supply   (***)   for Throughput.  All reporting will be reviewed in
a mutually agreed upon fashion during the term of this Agreement.  Cisco will be
generating a     (***)  on Rhythms's performance based on statistics on network performance which shall be provided by Rhythms.

MEAN RESPONSE TIME
RHYTHMS commits itself to providing the best customer care experience in the telecommunications industry. To that end, RHYTHMS promises to answer the phone
       (***)        and a customer is on hold     (***)          In additions,
Rhythms will respond to customer requests for repair and other technical
problems                        (***)
  (***)   RHYTHMS promises to update the customer on expected repair time or
RHYTHMS dispatch time to resolve the problem.






(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


Confidential                            Page 3

Exhibit B

MEAN TIME TO RESTORE SERVICE
RHYTHMS commits itself to restoring service within certain periods of time based on severity of problem, and whether single or multiple clients are affected. RHYTHMS guarantees restoration of services within the following time frames:

CUSTOMER CONNECTIONS:
 -   mean time to repair    (***)    (excluding lack of access issues) -
     (***)     of monthly service charge credited if not repaired    (***)
 -   mean time to repair    (***)   (excluding lack of access issues) -
     (***)      of monthly service charge credited if not repaired    (***)

RHYTHMS will manage the local loop vendor (or Incumbent Local Exchange Carrier) on behalf of the customer for any repairs or problems related to RHYTHMS-provided Customer Connections.

ESCALATION PROCEDURES:
RHYTHMS will escalate problems involving customers and clients based on the escalation table in Appendix A (as developed by Rhythms and mutually agreed upon by Rhythms and Cisco). The matrix is used as a GUIDELINE in escalating network problems within RHYTHMS. If at any time the customer feels that results and/or progress in resolving a network trouble is unsatisfactory, escalation using the numbers on the contact list is encouraged. Areas to be covered are as follows:

1.)       (***)
2.)       (***)
3.)       (***)

PROVISIONING AND INSTALLATION INTERVAL
Rhythms will target that the customer is in service between     (***)    of the
time, of placing the order with Rhythms (excluding customer delays).  A    (***)
    will be given on the installation if it is not completed within this interval.

CLIENT INSTALLATION PROMISE
Monday - Friday; appointments begin at 8:00am and the last appointment will end at 5:00pm local time. A RHYTHMS Field Service Technician (FST) will arrive
 (***) of the installation time set with the customer.  If RHYTHMS technician
fails to arrive within  (***)     Clients installation   (***)  The Client
should plan for the installation to take (***)   to complete after the arrival
of the FST. The Customer or Client must confirm the installation date and time by 12:00 noon the day before the installation is scheduled or the installation will be rescheduled. The installation is completed correctly the first time as based on a post installation performance check completed by the installation
technician.  If the installation is not completed correctly a (***)       credit
on the installation shall be credited.

INSIDE WIRE WARRANTY

All RHYTHMS-installed or repaired premise wiring is warranted to be free from
defects for a period of  (***)      from the date of work completion.  RHYTHMS
may outsource inside wire installations.

SERVICE DETERMINATION, APPROVAL, AND ORDER ENTRY PROCESS
Appendix A contains the mutually agreed upon flowchart for the service determination, approval, and order entry process.


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


Confidential                            Page 4

Exhibit B

SERVICE CHANGES (UPGRADES, MOVES, DISCONNECTS)
Appendix A contains the mutually agreed upon flowchart for service changes including upgrades, moves, and disconnects.

GENERAL TERMS

All Network Performance Parameters are based on the assumption that the customer network is appropriately engineered (i.e., Customer Connections are within reasonable over-subscription limits). If Rhythms determines that the customer network is inappropriately configured, no credits will be given.

No credits will be provided for Availability, Throughput, or Network Latency prior to successful completion of installation. The customer will automatically be credited. Credits provided by Rhythms hereunder shall not be cumulative for any single failure or greater than (***) for the monthly charge within any given month and (***) for the installation charge.

No service credits will be granted to any customer for any service interruption or other transmission problems (including, without limitation, any inability by
Rhythms to maintain   (***)     under its Network Availability, Network Delay,
and Throughput commitments contained in this Exhibit B) which are caused by or contributed to (a) by Cisco, (b) by any third party (including the customer),
(c) by atmospheric or environmental conditions, (d) by any Act of God or natural disaster, or (e) by any person who is not controlled by, or under common control with, Rhythms. Rhythms will nevertheless use its reasonable efforts to seek a prompt resumption of service and/or resolution of transmission problems in circumstances where such efforts have a reasonable likelihood of achieving those results promptly.


DEFINITION SECTION


                                      [DIAGRAM]



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


Confidential                            Page 5

                               SERVICE LEVEL AGREEMENT

                                      APPENDIX A



      1)      Service Determination Process                      Page #1
      2)      Approval and Service Installation Process          Page #2
      3)      Employee Move Process                              Page #3
      4)      Disconnect/Change Process                          Page #4
      5)      Service Installation and Escalation Process        Page #5
      6)      Rhythms/Cisco Systems Integration                  Page #6
      7)      Cisco/Rhythms File Transaction Process             Page #7
      8)      Customer Acceptance Questionnaire                  Page #8
      9)      Introductory Package components                    Page #9

                                                          Rhythms NetConnections
                                                              System Engineering
                                                                  Richard Weborg

                         CISCO SERVICE DETERMINATION PROCESS





                                        (***)
                                        (***)
                                        (***)


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                   CISCO APPROVAL AND SERVICE INSTALLATION PROCESS

APPROVAL PROCESS

                                        (***)
                                        (***)
                                        (***)


INSTALLATION PROCESS

                                        (***)
                                        (***)
                                        (***)





(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                             CISCO EMPLOYEE MOVE PROCESS






                                        (***)
                                        (***)
                                        (***)





(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                               CISCO DISCONNECT/CHANGE
                                      PROCESSES


CISCO DISCONNECT PROCESS (SCHEDULED)

                                        (***)
                                        (***)
                                        (***)


CISCO DISCONNECT PROCESS (IMMEDIATE)

                                        (***)
                                        (***)
                                        (***)

CISCO CHANGE PROCESS

                                        (***)
                                        (***)
                                        (***)



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                    CISCO SERVICE INSTALLATION ESCALATION PROCESS

--------------------------------------------------------------------------------
The following escalation levels will be used for Installation WORK ORDERS. This will help ensure that orders are completed as outlined in the CISCO/Rhythms service agreement. During the Installation process if a NEW ORDER is not
assigned and being worked   (***)  of submission then the following escalation
will occur.
--------------------------------------------------------------------------------

--------------------------------------         ---------------------------------

              LEVEL 1

               (***)                                        (***)

--------------------------------------         ---------------------------------

--------------------------------------         ---------------------------------

              LEVEL 2

               (***)                                        (***)

--------------------------------------         ---------------------------------

--------------------------------------         ---------------------------------

              LEVEL 3

               (***)                                        (***)

--------------------------------------         ---------------------------------

--------------------------------------         ---------------------------------

              LEVEL 4

               (***)                                        (***)

--------------------------------------         ---------------------------------

(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                           RHYTHMS/CISCO SYSTEM INTEGRATION


A)  SERVICE DETERMINATION REQUEST             D)   ORDER ACKNOWLEDGEMENT
    (CISCO > RHYTHMS)


          (***)                                            (***)

B)  APPROVAL REQUEST (RHYTHMS >CISCO)         E)   ORDER COMPLETED NOTIFICATION
                                                   (RHYTHMS > CISCO)


          (***)                                            (***)

C)  ORDER REQUEST (CISCO>RHYTHMS)             MONTHLY BILLING


          (***)                                            (***)


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    CISCO\RHYTHMS
                          PROPOSED FILE TRANSACTION PROCESS

     RHYTHMS                                                     CISCO



                                        (***)
                                        (***)
                                        (***)



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                          CUSTOMER ACCEPTANCE QUESTIONNAIRE

We would like to verify your satisfaction with our service. Could you please take a few moments to complete the following questions and return this with our Installer.

1.   Were you able to access your corporate site from your PC?      YES / NO
2.   Are you satisfied with the performance of the Link?            YES / NO
3.   Was the entire installation process pleasing?                  YES / NO
4.   Do you feel that you are in a position to begin using
     this service immediately?                                      YES / NO
5.   How would you rate our overall performance?                  1  2  3  4  5
     (1 - Great, 5 - Poor)
6.   Comments:
                        --------------------------------------------------------
     -----------------------------------------------------------
     -----------------------------------------------------------

By signing this form, I accept service and agree that it was received to my satisfaction.


---------------------------------------------     ------------------
NAME (Printed)                                    Date


---------------------------------------------
NAME (Signature)

                            INTRODUCTORY PACKAGE CONTENTS

1.       Welcome letter
2.       Overview of Rhythms/Cisco Telework Program.
3.       Desktop Configuration Guide
4.       Troubleshooting Guide
5.       Frequently Asked Questions

                           Enterprise Service Solution                 Exhibit C
                          Monthly Activation Rates for
                                  Cisco Systems



        ESS Monthly Activation Rates

                               month            monthly         cumulative       planned
                                                deployment*     deployment at    deployment
                                                                end of month
        1998  Dec              (***)            (***)           (***)            (***)
             -----------------------------------------------------------------------------------
        1999  Jan              (***)            (***)           (***)            (***)
              Feb              (***)            (***)           (***)            (***)
              Mar              (***)            (***)           (***)            (***)
              Apr              (***)            (***)           (***)            (***)
              May              (***)            (***)           (***)            (***)
              Jun              (***)            (***)           (***)            (***)
              Jul              (***)            (***)           (***)            (***)
              Aug              (***)            (***)           (***)            (***)
              Sep              (***)            (***)           (***)            (***)
              Oct              (***)            (***)           (***)            (***)
              Nov              (***)            (***)           (***)            (***)
              Dec              (***)            (***)           (***)            (***)
             -----------------------------------------------------------------------------------
        2000  Jan              (***)            (***)           (***)            (***)
              Feb              (***)            (***)           (***)            (***)
              Mar              (***)            (***)           (***)            (***)
              Apr              (***)            (***)           (***)            (***)
              May              (***)            (***)           (***)            (***)
              Jun              (***)            (***)           (***)            (***)
             -----------------------------------------------------------------------------------



* Adjustments to Monthly Activation Rates

If Rhythms shall be prevented from activating any Cisco teleworkers(s) due to any act of God, war or other period of hostilities, labor disputes, unusual delay in transportation, adverse weather conditions, fire, unfavorable casualties, or other causes beyond Rhythms' reasonable control (a "Delaying Event"), then (a) Monthly Activation Rates adversely affected by such Delaying Events shall be reduced by the number of activation's prevented by such Delaying Event. Not withstanding the foregoing, Rhythms shall be deemed to have failed to meet the activation rate for any month if such failure was as a result of Cisco's lack of demand for ESS activation's during such month.


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


11/30/98                               RhythmsNetConnections, Inc.  Confidential

                             Enterprise Service Solution               Exhibit D
                               Publicity Activities for
                                    Cisco Systems

                                 PUBLICITY ACTIVITIES

                      1.  Case Studies
                      2.  Joint Appearances at Trade Shows/Symposia
                      3.  Act as a Reference Account
                      4.  Analyst Briefings
                      5.  Sales Seminars/Presentations
                      6.  Investor and Financial Filings
                      7.  Interviews (as Needed)
                      8.  Sales Proposals
                      9.  Account Development
                      10. Promotion Collateral
                      11. Website features


                         SUBJECT TO FINAL APPROVAL BY CISCO
                                       12/9/98